--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): May 31, 2002


                            CASTLE ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                        76-0035225
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (610) 995-9400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



--------------------------------------------------------------------------------

       Castle Energy Corporation ("the Company") submits the following information:

ITEM 2.  Acquisition or Disposition of Assets

       On May 31, 2002 the Company consummated the sale of all of its domestic oil and gas properties to Delta Petroleum Company ("Delta"). The sale was pursuant to a definitive purchase and sale agreement dated January 15, 2002. At closing the Company received $18,236,000 cash plus 9,566,000 shares of Delta common stock. The $18,236,000 cash represents a $20,000,000 purchase price cash component as of October 1, 2001, the effective date, less $1,764,000 of net cash flow received by the Company applicable to production from the properties subsequent to the effective date . It does not include approximately $3,300,000 of estimated net production revenue applicable to production subsequent to October 1, 2001 that the Company had not received but will be received by Delta. Pursuant to the governing purchase and sale agreement, the Company granted Delta an option to repurchase up to 3,188,667 of Delta's shares at $4.50/share for a period of one year after closing. The Delta stock received by the Company was valued at $26,952,000 by an independent appraiser excluding the value of the option granted to Delta to reacquire up to 3,188,667 of the Delta shares within a year of closing. As a result of the sale, the Company will own approximately 44% of Delta.

ITEM 7.  Financial Statements and Exhibits

       a.    Historical Financial Statements of Assets Acquired:

             Not applicable

       b.    Pro forma Financial Information

             1.  Explanation of Pro forma Financial Statements
             2.  Pro forma Consolidated Balance Sheet - March 31, 2002
             3. Pro forma Consolidated Statement of Operations for the Year Ending September 30, 2001
             4. Pro forma Consolidated Statement of Operations for the Period October 1, 2001 to March 31, 2002

         c.  Exhibits

             1. Purchase and Sale Agreement between Castle Energy Corporation and Delta Petroleum Company, executed January 15, 2002 *.

             * See Form 10-Q, December 31, 2001.







                                    Page -1-

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 CASTLE ENERGY CORPORATION


Date:     June 14, 2002                          By:____________________________
     ------------------------                         Richard E. Staedtler
                                                      Chief Financial Officer












                                    Page -2-

                                                                        VIIb (1)


                            EXPLANATION OF UNAUDITED
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               ("$000's" Omitted)


      On May 31, 2002 the Company consummated the sale of all of its domestic oil and gas properties to Delta Petroleum Company ("Delta"). The sale was pursuant to a definitive purchase and sale agreement dated January 15, 2002. At closing the Company received $18,236 cash plus 9,566,000 shares of Delta common stock. The $18,236 cash represents a $20,000 purchase price cash component as of October 1, 2001, the effective date, less $1,764 of net cash flow received by the Company applicable to production from the properties subsequent to the effective date . It does not include approximately $3,300 of estimated net production revenue applicable to production subsequent to October 1, 2001 that the Company had not received but will be received by Delta. Pursuant to the governing purchase and sale agreement, the Company granted Delta an option to repurchase up to 3,188,667 of Delta's shares at $4.50/share for a period of one year after closing. The Delta stock received by the Company was valued at $26,952 by an independent broker excluding the value of the option granted to Delta to reacquire up to 3,188,667 of the Delta shares within a year of closing. As a result of the sale, the Company will own approximately 44% of Delta.

      The following unaudited pro forma consolidated balance sheet and statements of operations of the Company reflect the pro forma effects of the sale of the domestic oil and gas properties of Castle Energy Corporation to Delta ("Sale") as if the Sale had occurred on (i) March 31, 2002 for balance sheet purposes, (ii) October 1, 2000 for purposes of the statement of operations for the year ended September 30, 2001 and (iii) October 1, 2000 for purposes of the statement of operations for the six months ended March 31, 2002. The pro forma adjustments to the aforementioned statements of operations include adjustments to reflect the Company's share of Delta's earnings and losses. Such adjustments, in turn, are based upon Delta's pro forma statements of operations for Delta's fiscal year ended June 30, 2001 and for the six month period ended December 31, 2001, which are included in Delta's Proxy Statement to its shareholders dated May 2, 2002. Rules promulgated by the Securities and Exchange Commission allow the Company to utilize or combine Delta's financial data with that of the Company as long as Delta's fiscal periods do not differ from the Company's fiscal periods by more than 93 days. The Company's fiscal year end is September 30 while Delta's fiscal year end is June 30 hence the Company utilized Delta's fiscal data for the periods ended June 30, 2001 and December 31, 2001 for the Company's pro forma statements of operations for the periods ended September 30, 2001 and March 31, 2002. The Company's 44% equity interest in Delta is accounted for under the equity method of accounting.

      The pro forma consolidated financial statements assume that Delta records the 9,566,000 shares of its common stock issued to the Company at $37,977 as set forth in Delta's pro forma financial statements included in its proxy to shareholders. The Company, in turn, has computed its proportionate share of Delta's equity at March 31, 2002 based upon Delta's aforementioned valuation of the shares issued to the Company. The Company understands that Delta's valuation of the shares was based upon preliminary estimates and may change in future filings by Delta. Based upon Delta's valuation of the Delta shares issued to the Company and the Company's appraisal of the Delta shares it received by an independent appraiser, the Company estimates that its resulting investment in Delta exceeds its proportional share of Delta's equity by approximately $1,454 at March 31, 2002. The Company currently believes that the excess should be allocated to Delta's potential legal recovery from its offshore California oil and gas leases but the Company is still awaiting additional information, primarily evaluations of Delta's oil and gas properties, and Delta's final determination of the valuation of its shares issued to the Company, in order to finalize the allocation of such excess. Delta and eight other energy companies which own interests in oil and gas leases off the California coast have sued the United States Government for $1,200,000 for reimbursement damages for




                                    Page -3-
stalling their plans to develop these offshore oil and gas fields. The lawsuit was filed January 9, 2002 in the U.S. Court of Federal Claims in Washington, D.C. Delta's claim is for in excess of $152,000 plus exploration costs and related expenses. The Company expects to finalize the allocation of its excess investment in Delta within a year.

      The Pro Forma Consolidated Statements of the Company do not purport to represent what the Company's financial position or results of operations would actually have been if the purchase in fact had occurred on such dates or to project the Company's financial condition or results of operations as of any future date or for any future period. The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable under the circumstances. Such assumption and estimates include but are not limited to the estimates of cash flow earned from October 1, 2001 to March 31, 2002, the excess of the Company's investment in Delta's stock over the Company's proportional share of Delta's equity at March 31, 2002 and of other items. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company and Delta and notes thereto and the other financial information regarding the Company and Delta included in filings with the Securities and Exchange Commission made by the Company and Delta.










                                    Page -4-

                                                                       VII b (2)
                                                                        (1 of 2)
                   Castle Energy Corporation and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                 March 31, 2002
                     ("$000's" Omitted Except Share Amounts)
                                   (Unaudited)

                                                                                     Pro Forma Adjustments
                                                                             -----------------------------------------
                                                                                       Reclassification
                                                                                          of Original
                                                                Historical    Asset         Delta             Tax
                                                               (Unaudited)   Sale (a)     Shares (b)      Effects (d)   Pro Forma
                                                               -----------   --------   --------------    -----------   ---------
   ASSETS

Current assets:
     Cash and cash equivalents                                 $     4,254   $ 16,975                                   $  21,229
     Restricted cash                                                   210                                                    210
     Accounts receivable                                             2,247                                                  2,247
     Marketable securities                                           6,836              $       (1,733)                     5,103
     Prepaid expenses and other current assets                         288                                                    288
     Deferred income taxes                                           2,276                                $      (578)      1,698
                                                               -----------   --------   --------------    -----------   ---------
          Total current assets                                      16,111     16,975           (1,733)          (578)     30,775

Investment in Delta Petroleum Company (equity method)                          (1,264)           1,733                     27,421(c)
                                                                               26,952
Property, plant and equipment, net:
     Oil and gas properties - subject to a plan of sale             37,986    (37,986)
     Natural gas transmission                                           49        (49)
     Furniture, fixtures and equipment                                 171                                                    171
     Oil and gas properties, net (full cost method):
          Unproved properties not being amortized                      314                                                    314
Estimated realizable value of discontinued net refining assets         612                                                    612
Investment in Networked Energy LLC                                     469                                                    469
                                                               -----------   --------   --------------    -----------   ---------
              Total assets                                     $    55,712   $  4,628                     $      (578)  $  59,762
                                                               ===========   ========   ==============    ===========   =========


     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                          $     1,379                                              $   1,379
     Accrued expenses                                                  149                                                    149
     Accrued taxes on appreciation of marketable securities          1,014                                                  1,014
     Imputed liability related to the value of Delta option                  $  3,020                                       3,020
                                                               -----------   --------                                   ---------
          Total current liabilities                                  2,542      3,020                                       5,562
Net refining liabilities retained                                    3,016                                                  3,016
Long-term liabilities                                                   10                                                     10
                                                               -----------   --------                                   ---------
              Total liabilities                                      5,568      3,020                                       8,588
                                                               -----------   --------                                   ---------
Commitments and contingencies
Stockholders' equity:
     Series B participating preferred stock; par value
          - $1.00; 10,000,000 shares authorized; no shares
          issued
     Common stock; par value - $0.50; 25,000,000 shares
          authorized; 11,503,904 shares issued at March 31,
          2002 and September 30, 2001                                5,752                                                  5,752
     Additional paid-in capital                                     67,365                                                 67,365
     Accumulated other comprehensive income - unrealized
          gains on marketable securities, net of taxes               1,804                                                  1,804
     Retained earnings                                              41,729      1,608                     $      (578)     42,759
                                                               -----------   --------                     -----------   ---------
                                                                   116,650      1,608                            (578)    117,680
     Treasury stock at cost - 4,871,020 shares at March 31,
          2002 and September 30, 2001                              (66,506)                                               (66,506)
                                                               -----------   --------                     -----------   ---------
          Total stockholders' equity                                50,144      1,608                            (578)     51,174
                                                               -----------   --------                     -----------   ---------
          Total liabilities and stockholders' equity           $    55,712   $  4,628                     $      (578)  $  59,762
                                                               ===========   ========                     ===========   =========


              See Accompanying Notes to the Pro Forma Balance Sheet

                                                                       VII b (2)
                                                                        (2 of 2)

                            Castle Energy Corporation
                Notes to the Pro Forma Consolidated Balance Sheet
                                 March 31, 2002
                                    Unaudited
                               ("$000's" Omitted)



(a) Reflects estimated adjusted proceeds received for domestic oil and gas properties of the Company and resulting book gain.

    Estimated Proceeds Received:

        Cash price at effective date, 10/1/01                         $  20,000
        Estimated net cash flow earned, 10/1/01-3/31/02                  (3,025)
                                                                      ---------

                                                                                                  16,975

        Value of Delta stock per appraisal                                                        26,952
                                                                                                --------
                                                                                                  43,927
    Net book value of oil/gas and natural gas transmission properties at 3/31/02                 (38,035)
                                                                                                --------
    Gross gain on sale                                                                             5,892
    Estimated value of Delta option to recognize 3,188,667 shares - Black Scholes
       method                                                                                     (3,020)
                                                                                                --------
    Net gain on sale                                                                               2,872
    Portion of gain deferred (44%)                                                                (1,264)
                                                                                                --------
    Portion of gain recognized                                                                  $  1,608
                                                                                                ========

    Pursuant to EITF Issue No 01-2 Interpretation of Accounting Principles Board No. 29, the Company will be required to defer any gain on the sale to Delta against the Company's investment in Delta to the extent of the Company's ownership of Delta.



(b) Reflects the reclassification of the Company's existing investment in Delta (382,000 shares) from marketable securities to the "Investment in Delta Petroleum" account (equity method).


(c) The Company estimates the excess of the Company's investment in Delta over its proportional share of Delta's equity as follows:


    Delta equity - 3/31/02                                           $  21,039
    Value of Delta shares issued in Sale expected to be
       recorded by Delta                                                37,977
                                                                     ---------
    Delta equity after sale                                             59,016
    Castle ownership of Delta                                      x       44%
                                                                     ---------
    Castle share of Delta equity                                        25,967
    Castle investment in Delta                                          27,421
                                                                     ---------
    (Excess)                                                         $  (1,454)
                                                                     =========

(d) Reflects the tax effect of the Sale (pro forma adjustments) at a blended tax rate of 36%.

                                                                       VII (b) 3
                                                                        (1 of 2)

                   Castle Energy Corporation and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                          Year Ended September 30, 2001
                               ("$000's" Omitted)
                                   (Unaudited)

                                                                                      Pro Forma Adjustments
                                                                           ------------------------------------------
                                                                                          Loss of
                                                                           Operations    Share of         Tax
                                                             Historical      Sold (a)     Delta (b)    Effects (c)      Pro forma
                                                             ----------    ----------    ---------    -----------      ----------
Revenues:
     Oil and gas sales                                       $  21,144      $  (21,144)
                                                             ---------      ----------
                                                                21,144         (21,144)
                                                             ---------      ----------
Expenses:
     Oil and gas production                                      7,399          (7,399)
     Exploration and production - general and administrative     1,828          (1,828)
     Depreciation, depletion and amortization                    3,470          (3,470)
     Impairment of foreign unproved properties                   2,765                                                    $  2,765
                                                             ---------      ----------                                    --------
                                                                15,462         (12,697)                                      2,765
                                                             ---------      ----------                                    --------
     Corporate general and administrative                        4,169                                                       4,169
                                                             ---------      ----------                                    --------
                                                                19,631         (12,697)                                      6,934
                                                             ---------      ----------                                    --------
Operating income                                                 1,513          (8,447)                                    (6,934)
                                                             ---------      ----------                                    --------

Other income (expense):
     Interest income                                               641                                                         641
     Other income                                                   42                                                          42
     Equity in income of Delta                                                            $    1,471                         1,471
     Equity in loss of Networked Energy LLC                        (99)                                                        (99)
                                                             ---------      ----------    ----------    ----------      ----------
                                                                   584               -         1,471                         2,055
                                                             ---------      ----------    ----------    ----------      ----------
Income before provision for (benefit of) income taxes            2,097          (8,447)        1,471                       (4,879)
                                                             ---------      ----------    ----------    ----------      ----------

(Provision for) benefit of income taxes:
     State                                                         (11)                                                        (11)
     Federal                                                      (370)                                                       (370)
                                                             ---------      ----------    ----------    ----------      ----------
                                                                 (381)               -             -             -            (381)
                                                             ---------      ----------    ----------    ----------      ----------
Net income                                                   $   1,716      $   (8,447)   $    1,471    $        -      $   (5,260)
                                                             =========      ==========    ==========    ==========      ==========

Net income (loss) per share:
     Basic                                                   $    0.26      $    (1.27)   $     0.22    $        -      $    (0.79)
                                                             =========      ==========    ==========    ==========      ==========
     Diluted                                                 $    0.25      $    (1.24)   $     0.22    $        -      $    (0.79)
                                                             =========      ==========    ==========    ==========      ==========

Weighted average number of common and potential dilutive
     common shares outstanding:
         Basic                                               6,643,724       6,643,724     6,643,724     6,643,724       6,643,724
                                                             =========      ==========    ==========    ==========      ==========
         Diluted                                             6,818,855       6,818,855     6,818,855     6,818,855       6,818,855
                                                             =========      ==========    ==========    ==========      ==========


 See Accompanying Notes to the Pro Forma Consolidated Statement of Operations -
                         Year Ended September 30, 2001

                                                                       VII b (3)
                                                                        (2 of 2)


                            Castle Energy Corporation
          Notes to the Pro Forma Consolidated Statements of Operations
                          Year Ended September 30, 2001
                                    Unaudited
                               ("$000's" Omitted)


a. Reflects the operating results from the domestic oil and gas properties sold to Delta. Although the Company expects to reduce its corporate general and administrative expenses as a result of the Sale, no reduction of corporate general and administrative expenses has been reflected in the Pro Forma Consolidated Statement of Operations because the intended reductions have not yet been achieved. The Company has eliminated all exploration and production general and administrative expenses because Delta has assumed these operations, including hiring the related employees and assuming the related field office leases and other expenses.


b. Reflects the Company's share of Delta's pro forma net income based upon the equity method of accounting as follows:


    Delta net income (loss) for fiscal year ended June 30, 2001         $   345
       Pro forma adjustments per Delta proxy dated May 2, 2002:
          Sale of other oil and gas properties to Sovereign
           Holdings LLC                                                  (1,588)
          Acquisition of Castle properties                                8,447
          Sale of portion of Castle properties to BWAB                     (477)
          Depletion                                                      (1,974)
          Interest expense related to acquisition debt                   (1,410)
                                                                        -------
    Delta loss adjusted                                                   3,343
    Castle share ownership of Delta - %                              x       44%
                                                                        -------
                                                                        $ 1,471
                                                                        =======

    The pro forma results do not reflect the gain of $1,608 directly related to the Sale

c. Income tax benefits have been eliminated as a result of income tax valuation allowances for tax benefits otherwise arising from pro forma losses.

                                                                       VII (b) 4
                                                                        (1 of 2)

                   Castle Energy Corporation and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                For the Period October 1, 2001 to March 31, 2002
                               ("$000's" Omitted)
                                   (Unaudited)

                                                                                      Pro Forma Adjustments
                                                                           ------------------------------------------
                                                                                          Loss of
                                                                           Operations    Share of         Tax
                                                             Historical      Sold (a)     Delta (b)    Effects (c)      Pro forma
                                                             ----------    ----------    ---------    -----------      ----------
Revenues:
     Oil and gas sales                                       $   6,699      $   (6,699)
                                                             ---------      ----------
                                                                 6,699          (6,699)
                                                             ---------      ----------
Expenses:
     Oil and gas production                                      2,613          (2,613)
     Exploration and production general and administrative         642            (642)
     Depreciation, depletion and amortization                    2,414          (2,414)
                                                             ---------      ----------
                                                                 5,669          (5,669)
                                                             ---------      ----------
     Corporate general and administrative                        1,956                                                   $   1,956
                                                             ---------      ----------                                   ---------

Operating income                                                  (926)         (1,030)                                     (1,956)
                                                             ---------      ----------                                   ---------

Other income (expense):
     Interest income                                                43                                                          43
     Other income                                                    1                                                           1
     Equity in loss of Delta                                                              $   (1,096)                       (1,096)
     Equity in loss of Networked Energy LLC                        (82)                                                        (82)
     Impairment provision - marketable securities                 (204)                                                       (204)
                                                             ---------      ----------    ----------                     ---------
                                                                  (242)              -        (1,096)                       (1,338)
                                                             ---------      ----------    ----------                     ---------
Income before provision for income taxes                        (1,168)         (1,030)       (1,096)                       (3,294)
                                                             ---------      ----------    ----------                     ---------

(Provision for) benefit of income taxes:
     State                                                          12                                                          12
     Federal                                                       409                                                         409
                                                             ---------      ----------    ----------    ----------       ---------
                                                                   421               -             -             -             421
                                                             ---------      ----------    ----------    ----------       ---------
Net income (loss)                                            $    (747)     $   (1,030)   $   (1,096)   $        -       $  (2,873)
                                                             =========      ==========    ==========    ==========       =========
Net income (loss) per share:
     Basic                                                   $   (0.11)     $    (0.16)   $    (0.16)   $        -       $   (0.43)
                                                             =========      ==========    ==========    ==========       =========
     Diluted                                                 $   (0.11)     $    (0.15)   $    (0.16)   $        -       $   (0.43)
                                                             =========      ==========    ==========    ==========       =========

Weighted average number of common and potential dilutive
     common shares outstanding:
         Basic                                               6,632,884       6,632,884     6,632,884     6,632,884       6,632,884
                                                             =========      ==========    ==========    ==========       =========
         Diluted                                             6,756,927       6,756,927     6,756,927     6,756,927       6,756,927
                                                             =========      ==========    ==========    ==========       =========

 See Accompanying Notes to the Pro Forma Consolidated Statement of Operations -
                        Six Months Ended March 31, 2002

                                                                       VII b (4)
                                                                        (2 of 2)


                            Castle Energy Corporation
          Notes to the Pro Forma Consolidated Statements of Operations
                         Six Months Ended March 31, 2002
                                    Unaudited
                               ("$000's" Omitted)


a. Reflects the operating results from the domestic oil and gas properties sold to Delta. Although the Company expects to reduce its corporate general and administrative expenses as a result of the Sale, no reduction of corporate general and administrative expenses has been reflected in the Pro Forma Consolidated Statement of Operations because the intended reductions have not yet been achieved. The Company has eliminated all exploration and production general and administrative expenses because Delta has assumed these operations, including hiring the related employees and assuming the related field office leases and other expenses.


b. Reflects the Company's share of Delta's pro forma net loss based upon the equity method of accounting as follows:


    Delta net (loss) for six months ended December 31, 2001            $ (1,906)
       Pro Forma adjustments per Delta's proxy dated May 2, 2002:
          Sale of other oil and gas properties to Sovereign
            Holdings LLC                                                   (331)
          Acquisition of Castle properties                                1,030
          Sale of portion of Castle properties to BWAB                     (141)
          Depletion                                                        (441)
          Interest expense related to acquisition debt                     (704)
                                                                       --------
    Delta pre-tax loss adjusted                                          (2,493)
    Castle share ownership of Delta - %                           x          44%
                                                                       --------
                                                                       $ (1,096)
                                                                       ========

c. Income tax benefits have been eliminated as a result of income tax valuation allowances for tax benefits otherwise arising from pro forma losses.